UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08797
                                   811-09049

Name of Fund: BlackRock International Fund of BlackRock Series, Inc.
              BlackRock Master International Portfolio of BlackRock Master Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/07

Date of reporting period: 06/01/06 - 11/30/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock International Fund                                           BLACKROCK
Of BlackRock Series, Inc.

SEMI-ANNUAL REPORT | NOVEMBER 30, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock International Fund

Officers and Directors/Trustees

Robert C. Doll, Jr., President and Director/Trustee
David O. Beim, Director/Trustee
James T. Flynn, Director/Trustee
W. Carl Kester, Director/Trustee
Karen P. Robards, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Richard Turnill, Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

Proxy Results

During the six-month period ended November 30, 2006, BlackRock International Fund of BlackRock Series, Inc.'s shareholders voted on the following proposals. On August 15, 2006 and August 31, 2006, the special shareholder's meetings were adjourned with respect to the proposals until September 15, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

----------------------------------------------------------------------------------------------------------------
                                                         Shares Voted          Shares Voted         Shares Voted
                                                             For                 Against              Abstain
----------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                             5,430,290              134,281              130,186
----------------------------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement
with BlackRock Advisors, Inc.                             5,411,804              151,980              130,973
----------------------------------------------------------------------------------------------------------------


2       BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

A Letter to Shareholders

Dear Shareholder

As 2006 nears a conclusion, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and into fall. For the six-month and 12-month periods ended November 30, 2006, the major market indexes posted positive returns:

Total Returns as of November 30, 2006                                      6-month          12-month
====================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                +11.33%          +14.23%
----------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                               + 9.72           +17.43
----------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)          +11.19           +28.20
----------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                        + 5.93           + 5.94
----------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)             + 4.53           + 6.12
----------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                          + 6.28           +11.53
----------------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August
8. This left the federal funds rate at 5.25%, where it remained through the September, October and December Federal Open Market Committee meetings. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in the fall. At the time of this writing, the price of crude oil was roughly $62 per barrel after reaching nearly $78 per barrel in the summer.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined (and yields correspondingly rose) for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of November, the one-month Treasury bill offered the highest yield on the curve at 5.22%, while the 30-year Treasury bond had a yield of 4.56%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.

                                                  Sincerely,


                                                  /s/ Robert C. Doll, Jr.

                                                  Robert C. Doll, Jr.
                                                  President and Director/Trustee


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006              3

A Discussion With Your Fund's Portfolio Managers

      We believe that companies with sustainable earnings power will become more highly valued as earnings growth slows and, therefore, maintain the Fund's bias toward strong cash-flow generation and sustainability of current earnings growth.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2006, BlackRock International Fund of BlackRock Series, Inc.'s (formerly Merrill Lynch International Fund of Mercury Funds, Inc.) Institutional, Investor A, Investor B and Investor C Shares had total returns of +6.36%, +6.27%, +5.86% and +5.85%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, returned +11.19% and its comparable Lipper category of International Large-Cap Core Funds posted an average return of +10.03%. (Funds in this Lipper category invest at least 75% of their equity assets in companies outside the United States with market capitalizations, on a three-year weighted basis, greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.)

The Fund's underperformance of the MSCI EAFE Index was largely a result of low risk appetites in the market early in the period and stock-specific disappointments in the consumer discretionary and energy sectors.

International equity markets rallied strongly over the six-month period following a sharp sell-off in the weeks leading up to this period. This decline was fueled by a rise in risk aversion on the back of concerns that further interest rate increases by the Federal Reserve Board (the Fed) and the faltering U.S. consumer would impact the pace of economic and corporate profit growth. During the period, recessionary concerns eased and investor confidence returned to the market as U.S. economic data provided reassurance that the global economy was continuing to grow at a steady pace, albeit a slower pace than in previous quarters.

In Europe, equity markets rose as corporate spending and business sentiment remained robust. Second and third quarter earnings releases were broadly strong and supportive of a positive investor outlook. The European Central Bank raised interest rates by 75 basis points (.75%) over the period and has indicated that further near-term interest rate hikes are likely despite benign inflation data. Japanese equity markets continued their sell-off early in June as investors looked to lock in strong gains given uncertainty over the direction of the global economy. However, markets recovered to finish marginally higher over the period as stronger-than-expected gross domestic product figures reassured investors that the economic recovery would continue. There was notable rotation from smaller to larger shares, reflecting a downturn in consumer sentiment and a more defensive positioning of the market. The Bank of Japan also ended its longstanding zero-interest-rate policy when it raised interest rates to .25% in July.

What factors most influenced Fund performance during the period?

Contributing most to Fund performance was our positioning in the consumer staples sector. Our holding in beverage company InBev NV significantly outperformed following earnings upgrades, as the company continued to drive margin improvement through cost cutting in Europe and benefited from rapid growth in Latin American markets. Also adding to the Fund's relative results was the materials sector, where our holding in diversified mining company Teck Cominco Ltd. continued to benefit from a tight supply/demand balance in the global commodities market.

These positives were offset by disappointing performance across a number of sectors, most notably the energy and consumer discretionary sectors. Within consumer discretionary, our holding in Japanese retailer EDION Corp. performed poorly amid the rotation away from smaller companies and a poor trading environment caused by bad weather. This rotation also impacted other smaller Japanese shares within the portfolio.

In the energy sector, our overweight to oil-related shares proved a drag on performance. Our energy holdings suffered following a sharp fall in the oil price in September, which was the result of rising inventories and a benign geopolitical situation. Our position in oil services company Weatherford International Ltd. underperformed most significantly due to its high oil price sensitivity. We maintain a positive outlook on the oil sector and believe that recent production cuts from OPEC should provide support to oil prices going forward.

What changes were made to the portfolio during the period?

We increased the Fund's overweight position in consumer staples as valuations appeared attractive for what we viewed


4       BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006
as quality earnings growth potential. We initiated a position in U.K.-listed tobacco company Imperial Tobacco Group Plc, where we see strong underlying earnings growth and potential for consolidation within the sector. We also added to our positions in Belgian brewer InBev and the U.K. tobacco company British American Tobacco Plc where, in our opinion, the market continues to undervalue the cost-cutting stories and growth potential. These additions benefited performance.

In the financials sector, we increased our overweight position in European banks. Given their superior earnings growth potential, we believe these banks' valuations are more attractive relative to their global peers. We hold a significant position in the Swiss diversified financial company Credit Suisse Group. The stock currently trades at a discount to its global peers, but we believe that given the quality of its private bank and asset management businesses, as well as its recent disposal of Winterthur to Axa, it should trade at a premium.

Within Japan, we trimmed our positions in a number of financials holdings to lock in gains. We also reduced our exposure to telecommunications company KDDI Corp. following an aggressive price strategy announcement by one of their competitors, Softbank. We believe this move is unlikely to impact their market share growth potential in the medium term, and recent subscriber numbers continue to underscore strong market share gains. Elsewhere in Japan, we hold a sizeable overweight in Canon, Inc. where we believe the company's extremely low cost structure and industry-leading margins should deliver better-than-expected earnings in the medium term.

How would you characterize the Fund's position at the close of the period?

We expect the pace of global economic growth to moderate toward trend levels. Our conviction around this view grows as U.S. consumer and corporate data has remained supportive. It is unlikely that central banks will be forced to raise interest rates aggressively as the inflationary environment remains benign. Against this background, corporate profits should continue to grow but the rate of growth is likely to slow.

With global equity markets hitting three-year highs during the period and volatility dropping to five-year lows, valuations appear broadly compressed across the market. As earnings growth continues to slow going forward we believe those companies with sustainable earnings power will become more highly valued. This is reflected in the portfolio's bias toward strong cash-flow generation and sustainability of current earnings growth.

We believe our overweight in energy is supported by the long-term demand/supply fundamentals as well as stock-specific opportunities that we have identified. Conversely, we find valuations in the industrials and utilities sectors unattractive for the level of earnings growth, and there is also cyclicality risk related to industrials. This is reflected in our significant underweight position in both of these sectors.

Richard Turnill
Vice President and Co-Portfolio Manager

Edward Booth
Co-Portfolio Manager

--------------------------------------------------------------------------------
Effective October 27, 2006, Edward Booth, CFA, joined Richard Turnill as Co-Portfolio Manager of the Fund. Together they are responsible for the day-to-day management of the Fund's portfolio. Mr. Booth is a Vice President with BlackRock Advisors, LLC. Prior to joining BlackRock in 2006, he was a Vice President with Merrill Lynch Investment Managers (MLIM) and a member of the Global Equity Team, which he joined in 2005. From 1999 to 2005, Mr. Booth was a Pan-European financials sector analyst with Morley Fund Management.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.
--------------------------------------------------------------------------------


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006              5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after the sixth year. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                        6-Month            12-Month        Since Inception
As of November 30, 2006                               Total Return       Total Return       Total Return
==========================================================================================================
Institutional Shares*                                    + 6.36%            +19.71%            +44.52%
----------------------------------------------------------------------------------------------------------
Investor A Shares*                                       + 6.27             +19.42             +41.63
----------------------------------------------------------------------------------------------------------
Investor B Shares*                                       + 5.86             +18.58             +33.07
----------------------------------------------------------------------------------------------------------
Investor C Shares*                                       + 5.85             +18.56             +32.92
----------------------------------------------------------------------------------------------------------
MSCI Europe, Australasia and Far East Index**            +11.19             +28.20             +82.24
----------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 10/30/98.
** This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East. Since inception total return is from 10/30/98.


6       BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B and Investor C Shares compared to growth of an investment in the MSCI Europe, Australasia and Far East Index. Values are from October 30, 1998 to November 2006.

                                                                                                                       MSCI Europe,
                     Institutional              Investor A              Investor B                 Investor C       Australasia and
                          Shares*+                Shares*+                Shares*+                   Shares*+      Far East Index++
10/30/98**                 $10,000                 $ 9,475                 $10,000                    $10,000               $10,000
11/98                      $10,220                 $ 9,683                 $10,210                    $10,210               $10,512
11/99                      $12,730                 $12,033                 $12,590                    $12,590               $12,731
11/00                      $11,066                 $10,429                 $10,831                    $10,831               $11,499
11/01                      $ 8,950                 $ 8,411                 $ 8,667                    $ 8,667               $ 9,299
11/02                      $ 7,633                 $ 7,157                 $ 7,313                    $ 7,313               $ 8,137
11/03                      $ 8,885                 $ 8,309                 $ 8,432                    $ 8,433               $10,108
11/04                      $10,713                 $ 9,999                 $10,063                    $10,064               $12,553
11/05                      $12,073                 $11,237                 $11,215                    $11,211               $14,216
11/06                      $14,452                 $13,419                 $13,307                    $13,292               $18,224

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in BlackRock Master International Portfolio of BlackRock Master Trust. The Portfolio invests primarily in stocks of companies located outside of the United States that its management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                       Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 11/30/06                                                +19.71%
--------------------------------------------------------------------------------
Five Years Ended 11/30/06                                              +10.06
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/06                                                       + 4.66
--------------------------------------------------------------------------------

                                                  Return Without    Return With
                                                   Sales Charge    Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 11/30/06                               +19.42%          +13.15%
--------------------------------------------------------------------------------
Five Years Ended 11/30/06                             + 9.79           + 8.62
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/06                                      + 4.40           + 3.70
--------------------------------------------------------------------------------

                                                      Return            Return
                                                   Without CDSC       With CDSC+
================================================================================
Investor B Shares**
================================================================================
One Year Ended 11/30/06                               +18.58%          +14.08%
--------------------------------------------------------------------------------
Five Years Ended 11/30/06                             + 8.94           + 8.65
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/06                                      + 3.60           + 3.60
--------------------------------------------------------------------------------

                                                      Return            Return
                                                   Without CDSC       With CDSC+
================================================================================
Investor C Shares++
================================================================================
One Year Ended 11/30/06                               +18.56%          +17.56%
--------------------------------------------------------------------------------
Five Years Ended 11/30/06                             + 8.93           + 8.93
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/06                                      + 3.58           + 3.58
--------------------------------------------------------------------------------
*     Assuming maximum sales charge of 5.25%.
** Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
+     Assuming payment of applicable contingent deferred sales charge.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006              7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2006 and held through November 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                    Expenses Paid
                                                             Beginning            Ending          During the Period*
                                                           Account Value        Account Value       June 1, 2006 to
                                                            June 1, 2006      November 30, 2006    November 30, 2006
====================================================================================================================
Actual
====================================================================================================================
Institutional                                                $   1,000            $1,063.60            $    8.85
--------------------------------------------------------------------------------------------------------------------
Investor A                                                   $   1,000            $1,062.70            $   10.13
--------------------------------------------------------------------------------------------------------------------
Investor B                                                   $   1,000            $1,058.60            $   14.14
--------------------------------------------------------------------------------------------------------------------
Investor C                                                   $   1,000            $1,058.50            $   14.14
====================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================
Institutional                                                $   1,000            $1,016.53            $    8.64
--------------------------------------------------------------------------------------------------------------------
Investor A                                                   $   1,000            $1,015.27            $    9.90
--------------------------------------------------------------------------------------------------------------------
Investor B                                                   $   1,000            $1,011.36            $   13.82
--------------------------------------------------------------------------------------------------------------------
Investor C                                                   $   1,000            $1,011.36            $   13.82
--------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.71% for Institutional, 1.96% for Investor A, 2.74% for Investor B and 2.74% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

Statement of Assets and Liabilities                 BlackRock International Fund

As of November 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Investment in BlackRock Master International Portfolio
            (the "Portfolio"), at value (identified cost--$103,937,095) ........................                      $ 127,196,599
           Prepaid expenses ....................................................................                             34,435
                                                                                                                      -------------
           Total assets ........................................................................                        127,231,034
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
           Payables:
              Other affiliates .................................................................    $      79,104
              Distributor ......................................................................           79,053
              Administrator ....................................................................           25,780           183,937
                                                                                                    -------------
           Accrued expenses ....................................................................                              5,325
                                                                                                                      -------------
           Total liabilities ...................................................................                            189,262
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets ..........................................................................                      $ 127,041,772
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
           Institutional Shares of Common Stock, $.0001 par value,
            100,000,000 shares authorized ......................................................                      $          90
           Investor A Shares of Common Stock, $.0001 par value,
            100,000,000 shares authorized ......................................................                                258
           Investor B Shares of Common Stock, $.0001 par value,
            100,000,000 shares authorized ......................................................                                483
           Investor C Shares of Common Stock, $.0001 par value,
            100,000,000 shares authorized ......................................................                                182
           Paid-in capital in excess of par ....................................................                        174,338,580
           Accumulated distributions in excess of investment income--net .......................    $    (507,100)
           Accumulated realized capital losses allocated from the Portfolio--net ...............      (70,050,225)
           Unrealized appreciation allocated from the Portfolio--net ...........................       23,259,504
                                                                                                    -------------
           Total accumulated losses--net .......................................................                        (47,297,821)
                                                                                                                      -------------
           Net Assets ..........................................................................                      $ 127,041,772
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
           Institutional--Based on net assets of $11,627,344 and
            896,528 shares outstanding .........................................................                      $       12.97
                                                                                                                      =============
           Investor A--Based on net assets of $33,168,761 and
            2,579,880 shares outstanding .......................................................                      $       12.86
                                                                                                                      =============
           Investor B--Based on net assets of $59,704,319 and
            4,828,001 shares outstanding .......................................................                      $       12.37
                                                                                                                      =============
           Investor C--Based on net assets of $22,541,348 and
            1,822,788 shares outstanding .......................................................                      $       12.37
                                                                                                                      =============

           See Notes to Financial Statements.


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006              9

Statement of Operations                             BlackRock International Fund

For the Six Months Ended November 30, 2006

===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
           Net investment income allocated from the Portfolio:
              Dividends ........................................................................                      $   1,319,610
              Interest from affiliates .........................................................                              2,796
              Expenses .........................................................................                           (602,134)
                                                                                                                      -------------
           Total income ........................................................................                            720,272
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
           Service and distribution fees--Investor B ...........................................    $     335,895
           Administration fees .................................................................          156,130
           Transfer agent fees--Investor B .....................................................          133,253
           Service and distribution fees--Investor C ...........................................          112,450
           Transfer agent fees--Investor C .....................................................           45,305
           Transfer agent fees--Investor A .....................................................           43,440
           Printing and shareholder reports ....................................................           29,660
           Service fees--Investor A ............................................................           29,311
           Registration fees ...................................................................           25,464
           Transfer agent fees--Institutional ..................................................           21,850
           Professional fees ...................................................................           16,115
           Other ...............................................................................            6,824
                                                                                                    -------------
           Total expenses ......................................................................                            955,697
                                                                                                                      -------------
           Investment loss--net ................................................................                           (235,425)
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Portfolio--Net
-----------------------------------------------------------------------------------------------------------------------------------
           Realized gain on:
              Investments--net .................................................................        4,283,436
              Foreign currency transactions--net ...............................................              179         4,283,615
                                                                                                    -------------
           Change in unrealized appreciation on:
              Investments--net .................................................................        3,079,298
              Foreign currency transactions--net ...............................................           (9,698)        3,069,600
                                                                                                    -------------------------------
           Total realized and unrealized gain--net .............................................                          7,353,215
                                                                                                                      -------------
           Net Increase in Net Assets Resulting from Operations ................................                      $   7,117,790
                                                                                                                      =============

      See Notes to Financial Statements.


10      BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

Statements of Changes in Net Assets                 BlackRock International Fund

                                                                                                      For the Six       For the
                                                                                                     Months Ended      Year Ended
                                                                                                     November 30,        May 31,
Increase (Decrease) in Net Assets:                                                                       2006             2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
           Investment loss--net ................................................................    $    (235,425)    $    (108,479)
           Realized gain--net ..................................................................        4,283,615        29,736,224
           Change in unrealized appreciation/depreciation--net .................................        3,069,600        (2,790,764)
                                                                                                    -------------------------------
           Net increase in net assets resulting from operations ................................        7,117,790        26,836,981
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income--net:
              Institutional ....................................................................         (188,373)         (159,545)
              Investor A .......................................................................         (286,547)         (164,109)
              Investor B .......................................................................         (397,492)         (205,455)
              Investor C .......................................................................         (126,047)          (58,117)
                                                                                                    -------------------------------
           Net decrease in net assets resulting from dividends to shareholders .................         (998,459)         (587,226)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
           Net decrease in net assets derived from capital share transactions ..................       (8,375,901)      (19,178,154)
                                                                                                    -------------------------------
===================================================================================================================================
Redemption Fee
-----------------------------------------------------------------------------------------------------------------------------------
           Redemption fee ......................................................................              109               697
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Total increase (decrease) in net assets .............................................       (2,256,461)        7,072,298
           Beginning of period .................................................................      129,298,233       122,225,935
                                                                                                    -------------------------------
           End of period* ......................................................................    $ 127,041,772     $ 129,298,233
                                                                                                    ===============================
              * Undistributed (accumulated distributions in excess of) investment income--net ..    $    (507,100)    $     726,784
                                                                                                    ===============================

      See Notes to Financial Statements.


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006             11

Financial Highlights                                BlackRock International Fund

                                                                                              Institutional
                                                           ------------------------------------------------------------------------
                                                           For the Six                      For the Year Ended
                                                           Months Ended                           May 31,
The following per share data and ratios have been derived  November 30,  ----------------------------------------------------------
from information provided in the financial statements.        2006         2006        2005        2004        2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of period .........   $  12.38     $  10.05    $   8.90    $   7.40    $   8.49     $   9.47
                                                            -----------------------------------------------------------------------
           Investment income--net** .....................        .03          .08         .07         .06         .05          .02
           Realized and unrealized gain (loss)--net .....        .75@@       2.39@@      1.11@@      1.44       (1.14)       (1.00)
                                                            -----------------------------------------------------------------------
           Total from investment operations .............        .78         2.47        1.18        1.50       (1.09)        (.98)
                                                            -----------------------------------------------------------------------
           Less dividends from investment income--net ...       (.19)        (.14)       (.03)         --          --           --
                                                            -----------------------------------------------------------------------
           Net asset value, end of period ...............   $  12.97     $  12.38    $  10.05    $   8.90    $   7.40     $   8.49
                                                            =======================================================================
===================================================================================================================================
Total Investment Return***
-----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share ...........       6.36%@      24.80%      13.31%      20.27%     (12.84%)     (10.35%)
                                                            =======================================================================
===================================================================================================================================
Ratios to Average Net Assets+
-----------------------------------------------------------------------------------------------------------------------------------
           Expenses .....................................       1.71%*       1.74%       1.72%       1.77%       1.77%        1.61%
                                                            =======================================================================
           Investment income--net .......................        .43%*        .72%        .76%        .75%        .67%         .22%
                                                            =======================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of period (in thousands) .....   $ 11,627     $ 12,453    $ 11,946    $ 13,901    $ 15,957     $ 25,281
                                                            =======================================================================
           Portfolio turnover of the Portfolio ..........      51.79%       96.05%      48.76%      73.55%     132.93%      140.65%
                                                            =======================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
@     Aggregate total investment return.
@@    Includes a redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


12      BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

Financial Highlights (continued)                    BlackRock International Fund

                                                                                               Investor A
                                                           ------------------------------------------------------------------------
                                                           For the Six                      For the Year Ended
                                                           Months Ended                           May 31,
The following per share data and ratios have been derived  November 30,  ----------------------------------------------------------
from information provided in the financial statements.        2006         2006        2005        2004        2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of period .........   $  12.26     $   9.94    $   8.80    $   7.34    $   8.45     $   9.44
                                                            -----------------------------------------------------------------------
           Investment income--net** .....................        .01          .06         .03         .04         .03           --++
           Realized and unrealized gain (loss)--net .....        .75@@       2.36@@      1.12@@      1.42       (1.14)        (.99)
                                                            -----------------------------------------------------------------------
           Total from investment operations .............        .76         2.42        1.15        1.46       (1.11)        (.99)
                                                            -----------------------------------------------------------------------
           Less dividends from investment income--net ...       (.16)        (.10)       (.01)         --          --           --
                                                            -----------------------------------------------------------------------
           Net asset value, end of period ...............   $  12.86     $  12.26    $   9.94    $   8.80    $   7.34     $   8.45
                                                            =======================================================================
===================================================================================================================================
Total Investment Return***
-----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share ...........       6.27%@      24.51%      13.04%      19.89%     (13.14%)     (10.49%)
                                                            =======================================================================
===================================================================================================================================
Ratios to Average Net Assets+
-----------------------------------------------------------------------------------------------------------------------------------
           Expenses .....................................       1.96%*       1.98%       1.97%       2.00%       2.02%        1.87%
                                                            =======================================================================
           Investment income--net .......................        .09%*        .53%        .30%        .55%        .48%         .06%
                                                            =======================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of period (in thousands) .....   $ 33,169     $ 21,807    $ 18,058    $ 28,428    $ 27,838     $ 33,815
                                                            =======================================================================
           Portfolio turnover of the Portfolio ..........      51.79%       96.05%      48.76%      73.55%     132.93%      140.65%
                                                            =======================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
++    Amount is less than $.01 per share.
@     Aggregate total investment return.
@@    Includes a redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006             13

Financial Highlights (continued)                    BlackRock International Fund

                                                                                               Investor B
                                                           ------------------------------------------------------------------------
                                                           For the Six                      For the Year Ended
                                                           Months Ended                           May 31,
The following per share data and ratios have been derived  November 30,  ----------------------------------------------------------
from information provided in the financial statements.        2006         2006        2005        2004        2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of period .........   $  11.75     $   9.54    $   8.51    $   7.14    $   8.29     $   9.34
                                                            -----------------------------------------------------------------------
           Investment loss--net** .......................       (.04)        (.03)       (.02)       (.02)       (.02)        (.06)
           Realized and unrealized gain (loss)--net .....        .73@@       2.27@@      1.05@@      1.39       (1.13)        (.99)
                                                            -----------------------------------------------------------------------
           Total from investment operations .............        .69         2.24        1.03        1.37       (1.15)       (1.05)
                                                            -----------------------------------------------------------------------
           Less dividends from investment income--net ...       (.07)        (.03)         --          --          --           --
                                                            -----------------------------------------------------------------------
           Net asset value, end of period ...............   $  12.37     $  11.75    $   9.54    $   8.51    $   7.14     $   8.29
                                                            =======================================================================
===================================================================================================================================
Total Investment Return***
-----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share ...........       5.86%@      23.52%      12.10%      19.19%     (13.87%)     (11.24%)
                                                            =======================================================================
===================================================================================================================================
Ratios to Average Net Assets+
-----------------------------------------------------------------------------------------------------------------------------------
           Expenses .....................................       2.74%*       2.76%       2.75%       2.80%       2.82%        2.64%
                                                            =======================================================================
           Investment loss--net .........................       (.60%)*      (.31%)      (.24%)      (.25%)      (.36%)       (.77%)
                                                            =======================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of period (in thousands) .....   $ 59,704     $ 71,575    $ 69,342    $ 76,727    $ 75,953     $112,586
                                                            =======================================================================
           Portfolio turnover of the Portfolio ..........      51.79%       96.05%      48.76%      73.55%     132.93%      140.65%
                                                            =======================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment loss--net.
@     Aggregate total investment return.
@@    Includes a redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


14      BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

Financial Highlights (concluded)                    BlackRock International Fund

                                                                                                Investor C
                                                           ------------------------------------------------------------------------
                                                           For the Six                      For the Year Ended
                                                           Months Ended                           May 31,
The following per share data and ratios have been derived  November 30,  ----------------------------------------------------------
from information provided in the financial statements.        2006         2006        2005        2004        2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of period .........   $  11.75     $   9.54    $   8.51    $   7.14    $   8.29     $   9.34
                                                            -----------------------------------------------------------------------
           Investment loss--net** .......................       (.04)        (.03)       (.02)       (.02)       (.03)        (.07)
           Realized and unrealized gain (loss)--net .....        .73@@       2.27@@      1.05@@      1.39       (1.12)        (.98)
                                                            -----------------------------------------------------------------------
           Total from investment operations .............        .69         2.24        1.03        1.37       (1.15)       (1.05)
                                                            -----------------------------------------------------------------------
           Less dividends from investment income--net ...       (.07)        (.03)         --          --          --           --
                                                            -----------------------------------------------------------------------
           Net asset value, end of period ...............   $  12.37     $  11.75    $   9.54    $   8.51    $   7.14     $   8.29
                                                            =======================================================================
===================================================================================================================================
Total Investment Return***
-----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share ...........       5.85%@      23.47%      12.10%      19.19%     (13.87%)     (11.24%)
                                                            =======================================================================
===================================================================================================================================
Ratios to Average Net Assets+
-----------------------------------------------------------------------------------------------------------------------------------
           Expenses .....................................       2.74%*       2.77%       2.76%       2.82%       2.82%        2.64%
                                                            =======================================================================
           Investment loss--net .........................       (.62%)*      (.32%)      (.27%)      (.29%)      (.42%)       (.83%)
                                                            =======================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of period (in thousands) .....   $ 22,541     $ 23,463    $ 22,879    $ 27,485    $ 32,018     $ 56,945
                                                            =======================================================================
           Portfolio turnover of the Portfolio ..........      51.79%       96.05%      48.76%      73.55%     132.93%      140.65%
                                                            =======================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment loss--net.
@     Aggregate total investment return.
@@    Includes a redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006             15

Notes to Financial Statements                       BlackRock International Fund

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch International Fund, a series of Mercury Funds, Inc., was renamed BlackRock International Fund (the "Fund") of BlackRock Series, Inc. (the "Corporation"), respectively. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Merrill Lynch Master International Portfolio of Mercury Master Trust, which was renamed BlackRock Master International Portfolio (the "Portfolio"), a series of BlackRock Master Trust (the "Trust"), respectively, which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at November 30, 2006 was 100%. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the account maintenance of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.


16      BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

Notes to Financial Statements (continued)           BlackRock International Fund

2. Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On September 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Trust with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement became effective on September 29, 2006. Prior to September 29, 2006, Merrill Lynch Investment Managers International Limited ("MLIMIL") was the Trust's Manager. Effective September 29, 2006, MLIMIL was renamed BlackRock Investment Management International Limited and is an indirect, wholly owned subsidiary of BlackRock, Inc.

The Corporation has entered into an Administration Agreement with BlackRock Advisors, LLC. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Prior to September 29, 2006, FAM acted as the Fund's Administrator and was compensated at the same fee rate. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Corporation has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act, the Fund pays the Distributor ongoing account maintenance fees ("service fees") and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Service      Distribution
                                                         Fee            Fee
--------------------------------------------------------------------------------
Investor A .............................                .25%             --
Investor B .............................                .25%            .75%
Investor C .............................                .25%            .75%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of the Distributor, also provides account maintenance and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates the Distributors and the broker-dealers for providing shareholder and distribution-related services to Investor B and Investor C shareholders.

For the six months ended November 30, 2006, FAMD, the Fund's sole distributor until September 29, 2006, earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares as follows:

--------------------------------------------------------------------------------
                                                        FAMD              MLPF&S
--------------------------------------------------------------------------------
Investor A .............................              $  266              $2,798
--------------------------------------------------------------------------------

For the six months ended November 30, 2006, MLPF&S received contingent deferred sales charges of $22 and $23 relating to transactions in Investor B and Investor C Shares, respectively.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to November 30, 2006, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ............................................            $ 34
Investor A ...............................................            $ 67
Investor B ...............................................            $251
Investor C ...............................................            $136
--------------------------------------------------------------------------------

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29,


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006             17

Notes to Financial Statements (concluded)           BlackRock International Fund

2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Corporation were officers and/or directors of FAM, MLIM, PSI, FAMD, FDS, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or directors of the Corporation are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions for the six months ended November 30, 2006 and the year ended May 31, 2006 was $8,375,901 and $19,178,154, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Six Months                                Dollar
Ended November 30, 2006                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................            91,821       $  1,120,376
Shares issued to shareholders in
  reinvestment of dividends ..............            12,783            160,676
                                                -------------------------------
Total issued .............................           104,604          1,281,052
Shares redeemed ..........................          (214,300)        (2,624,573)
                                                -------------------------------
Net decrease .............................          (109,696)      $ (1,343,521)
                                                ===============================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended May 31, 2006                                   Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           242,923       $  2,839,804
Shares issued to shareholders in
  reinvestment of dividends ..............            13,226            141,516
                                                -------------------------------
Total issued .............................           256,149          2,981,320
Shares redeemed ..........................          (438,591)        (5,022,812)
                                                -------------------------------
Net decrease .............................          (182,442)      $ (2,041,492)
                                                ===============================

-------------------------------------------------------------------------------
Investor A Shares for the Six Months                                   Dollar
Ended November 30, 2006                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,139,170       $ 14,220,629
Automatic conversion of shares ...........            30,863            376,949
Shares issued to shareholders in
  reinvestment of dividends ..............            21,871            272,736
                                                -------------------------------
Total issued .............................         1,191,904         14,870,314
Shares redeemed ..........................          (391,042)        (4,757,694)
                                                -------------------------------
Net increase .............................           800,862       $ 10,112,620
                                                ===============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended May 31, 2006                                   Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           481,721       $  5,517,472
Automatic conversion of shares ...........           143,844          1,637,982
Shares issued to shareholders in
  reinvestment of dividends ..............            14,746            156,453
                                                -------------------------------
Total issued .............................           640,311          7,311,907
Shares redeemed ..........................          (677,502)        (7,483,932)
                                                -------------------------------
Net decrease .............................           (37,191)      $   (172,025)
                                                ===============================

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                   Dollar
Ended November 30, 2006                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           665,063       $  7,786,431
Shares issued to shareholders in
  reinvestment of dividends ..............            30,377            365,136
                                                -------------------------------
Total issued .............................           695,440          8,151,567
                                                -------------------------------
Shares redeemed ..........................        (1,928,086)       (22,873,382)
Automatic conversion of shares ...........           (32,213)          (376,949)
                                                -------------------------------
Total redeemed ...........................        (1,960,299)       (23,250,331)
                                                -------------------------------
Net decrease .............................        (1,264,859)      $(15,098,764)
                                                ===============================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended May 31, 2006                                   Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,708,097       $ 18,774,817
Shares issued to shareholders in
  reinvestment of dividends ..............            18,187            186,233
                                                -------------------------------
Total issued .............................         1,726,284         18,961,050
                                                -------------------------------
Shares redeemed ..........................        (2,751,830)       (30,006,235)
Automatic conversion of shares ...........          (149,589)        (1,637,982)
                                                -------------------------------
Total redeemed ...........................        (2,901,419)       (31,644,217)
                                                -------------------------------
Net decrease .............................        (1,175,135)      $(12,683,167)
                                                ===============================

-------------------------------------------------------------------------------
Investor C Shares for the Six Months                                   Dollar
Ended November 30, 2006                              Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................            51,915       $    611,732
Shares issued to shareholders in
  reinvestment of dividends ..............             9,012            108,329
                                                -------------------------------
Total issued .............................            60,927            720,061
Shares redeemed ..........................          (235,551)        (2,766,297)
                                                -------------------------------
Net decrease .............................          (174,624)      $ (2,046,236)
                                                ===============================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended May 31, 2006                                   Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................            97,471       $  1,088,956
Shares issued to shareholders in
  reinvestment of dividends ..............             4,860             49,761
                                                -------------------------------
Total issued .............................           102,331          1,138,717
Shares redeemed ..........................          (503,944)        (5,420,187)
                                                -------------------------------
Net decrease .............................          (401,613)      $ (4,281,470)
                                                ===============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

4. Capital Loss Carryforward:

On May 31, 2006, the Fund had a net capital loss carryforward of $74,080,866, of which $27,317,814 expires in 2010 and $46,763,052 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


18      BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

Portfolio Information as of November 30, 2006
                                        BlackRock Master International Portfolio

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Toyota Motor Corp. ......................................                 4.7%
AXA .....................................................                 4.7
Allied Irish Banks Plc ..................................                 4.6
Credit Suisse Group .....................................                 4.3
Novartis AG Registered Shares ...........................                 4.3
UBS AG ..................................................                 3.9
BNP Paribas .............................................                 3.9
Banco Bilbao Vizcaya Argentaria SA ......................                 3.4
Sumitomo Mitsui Financial Group, Inc. ...................                 3.3
InBev NV ................................................                 3.2
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
Commercial Banks ........................................                21.8%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels .............................                 9.3
Capital Markets .........................................                 8.2
Automobiles .............................................                 6.2
Tobacco .................................................                 6.0
--------------------------------------------------------------------------------
      For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
Ten Largest Countries                                                 Net Assets
--------------------------------------------------------------------------------
Japan ...................................................                23.0%
United Kingdom ..........................................                21.2
Switzerland .............................................                12.5
France ..................................................                11.3
Ireland .................................................                 4.6
Canada ..................................................                 4.4
Spain ...................................................                 3.4
Belgium .................................................                 3.3
Norway ..................................................                 2.5
United States ...........................................                 2.4
--------------------------------------------------------------------------------

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
Europe (excluding United Kingdom) .......................                42.8%
Pacific Basin/Asia ......................................                26.2
United Kingdom ..........................................                21.3
North America ...........................................                 6.8
Latin America ...........................................                 1.7
Other* ..................................................                 1.2
--------------------------------------------------------------------------------
      *     Includes holdings in short-term investments.


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006             19

Schedule of Investments                 BlackRock Master International Portfolio
                                                               (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
================================================================================
Europe
--------------------------------------------------------------------------------
Belgium--3.2%
            Beverages--3.2%
            InBev NV                                    63,300      $  4,153,829
            --------------------------------------------------------------------
            Total Common Stocks in Belgium                             4,153,829
================================================================================
Denmark--0.7%
            Commercial Banks--0.7%
            Danske Bank A/S                             21,089           921,678
            --------------------------------------------------------------------
            Total Common Stocks in Denmark                               921,678
================================================================================
France--11.3%
            Commercial Banks--3.9%
            BNP Paribas                                 45,599         4,912,631
            --------------------------------------------------------------------
            Insurance--4.7%
            AXA                                        156,400         5,923,850
            --------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--2.7%
            Total SA                                    49,300         3,496,292
            --------------------------------------------------------------------
            Total Common Stocks in France                             14,332,773
================================================================================
Germany--2.2%
            Health Care Providers &
            Services--2.2%
            Fresenius Medical Care AG                   21,000         2,818,114
            --------------------------------------------------------------------
            Total Common Stocks in Germany                             2,818,114
================================================================================
Ireland--4.6%
            Commercial Banks--4.6%
            Allied Irish Banks Plc                     208,811         5,821,123
            --------------------------------------------------------------------
            Total Common Stocks in Ireland                             5,821,123
================================================================================
Netherlands--2.1%
            Air Freight & Logistics--2.1%
            TNT NV                                      62,500         2,629,653
            --------------------------------------------------------------------
            Total Common Stocks
            in the Netherlands                                         2,629,653
================================================================================
Norway--2.5%
            Commercial Banks--2.5%
            DnB NOR ASA                                233,411         3,171,613
            --------------------------------------------------------------------
            Total Common Stocks in Norway                              3,171,613
================================================================================
Spain--3.4%
            Commercial Banks--3.4%
            Banco Bilbao Vizcaya Argentaria SA         180,300         4,357,726
            --------------------------------------------------------------------
            Total Common Stocks in Spain                               4,357,726
================================================================================
Switzerland--12.5%
            Capital Markets--8.2%
            Credit Suisse Group                         82,640         5,464,970
            UBS AG                                      82,820         4,979,290
                                                                    ------------
                                                                      10,444,260
            --------------------------------------------------------------------
            Pharmaceuticals--4.3%
            Novartis AG Registered Shares               93,100         5,426,431
            --------------------------------------------------------------------
            Total Common Stocks
            in Switzerland                                            15,870,691
================================================================================
United Kingdom--21.2%
            Commercial Banks--2.4%
            Barclays Plc                               230,200         3,079,379
            --------------------------------------------------------------------
            Food Products--1.7%
            Unilever Plc                                77,911         2,087,490
            --------------------------------------------------------------------
            Media--2.3%
            Yell Group Plc                             263,200         2,974,976
            --------------------------------------------------------------------
            Metals & Mining--1.6%
            Xstrata Plc                                 46,300         2,075,131
            --------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--4.6%
            BG Group Plc                               164,688         2,215,976
            BP Plc                                      93,500         1,055,002
            Cairn Energy Plc (b)                        36,500         1,413,477
            Tullow Oil Plc                             140,292         1,117,598
                                                                    ------------
                                                                       5,802,053
            --------------------------------------------------------------------
            Software--1.6%
            NDS Group Plc (a)(b)                        42,900         2,017,158
            --------------------------------------------------------------------
            Tobacco--6.0%
            British American Tobacco Plc               144,500         4,087,506
            Imperial Tobacco Group Plc                  97,494         3,581,929
                                                                    ------------
                                                                       7,669,435
            --------------------------------------------------------------------
            Trading Companies &
            Distributors--1.0%
            Wolseley Plc                                53,300         1,246,820
            --------------------------------------------------------------------
            Total Common Stocks in the
            United Kingdom                                            26,952,442
            ====================================================================
            Total Common Stocks in
            Europe--63.7%                                             81,029,642
================================================================================

================================================================================
Latin America
--------------------------------------------------------------------------------
Brazil--1.7%
            Metals & Mining--1.7%
            Companhia Vale do Rio Doce
            (Preference 'A' Shares) (a)                 89,770         2,114,084
            --------------------------------------------------------------------
            Total Common Stocks in
            Latin America--1.7%                                        2,114,084
================================================================================

================================================================================
North America
--------------------------------------------------------------------------------
Canada--4.4%
            Food & Staples Retailing--1.5%
            Shoppers Drug Mart Corp.                    42,510         1,845,866
            --------------------------------------------------------------------
            Metals & Mining--0.9%
            Teck Cominco Ltd. Class B                   15,100         1,137,739
            --------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--2.0%
            Nexen, Inc.                                 24,000         1,314,058
            Suncor Energy, Inc.                         15,700         1,237,249
                                                                    ------------
                                                                       2,551,307
            --------------------------------------------------------------------
            Total Common Stocks in Canada                              5,534,912
================================================================================


20      BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

Schedule of Investments (continued)     BlackRock Master International Portfolio
                                                               (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
================================================================================
North America (concluded)
--------------------------------------------------------------------------------
United States--2.4%
            Energy Equipment &
            Services--1.1%
            Weatherford International Ltd. (b)          32,800      $  1,473,048
            --------------------------------------------------------------------
            Software--1.3%
            Amdocs Ltd. (b)                             42,500         1,638,375
            --------------------------------------------------------------------
            Total Common Stocks in
            the United States                                          3,111,423
            ====================================================================
            Total Common Stocks in
            North America--6.8%                                        8,646,335
================================================================================

================================================================================
Pacific Basin/Asia
--------------------------------------------------------------------------------
Japan--23.0%
            Automobiles--6.2%
            Honda Motor Co., Ltd.                       53,400         1,891,409
            Toyota Motor Corp.                          99,300         6,022,081
                                                                    ------------
                                                                       7,913,490
            --------------------------------------------------------------------
            Chemicals--2.5%
            JSR Corp.                                   70,100         1,756,209
            Shin-Etsu Chemical Co., Ltd.                21,400         1,414,280
                                                                    ------------
                                                                       3,170,489
            --------------------------------------------------------------------
            Commercial Banks--3.3%
            Sumitomo Mitsui Financial Group, Inc.          401         4,226,340
            --------------------------------------------------------------------
            Construction &
            Engineering--2.7%
            COMSYS Holdings Corp.                      118,000         1,176,381
            Chiyoda Corp.                               65,000         1,229,752
            Kyowa Exeo Corp.                           110,000         1,007,300
                                                                    ------------
                                                                       3,413,433
            --------------------------------------------------------------------
            Consumer Finance--1.0%
            Credit Saison Co., Ltd.                     34,400         1,212,492
            --------------------------------------------------------------------
            Diversified Consumer
            Services--1.0%
            Benesse Corp.                               35,000         1,330,396
            --------------------------------------------------------------------
            Office Electronics--2.6%
            Canon, Inc.                                 63,800         3,373,124
            --------------------------------------------------------------------
            Specialty Retail--1.2%
            EDION Corp.                                101,000         1,471,962
            --------------------------------------------------------------------
            Textiles, Apparel & Luxury
            Goods--1.1%
            Onward Kashiyama Co., Ltd.                 101,000         1,355,043
            --------------------------------------------------------------------
            Wireless Telecommunication
            Services--1.4%
            KDDI Corp.                                     263         1,758,559
            --------------------------------------------------------------------
            Total Common Stocks in Japan                              29,225,328
================================================================================
South Korea--1.0%
            Commercial Banks--1.0%
            Kookmin Bank                                16,000         1,246,463
            --------------------------------------------------------------------
            Total Common Stocks in South Korea                         1,246,463
================================================================================
Taiwan--2.0%
            Semiconductors & Semiconductor
            Equipment--0.1%
            Taiwan Semiconductor
              Manufacturing Co., Ltd.                   64,000           129,623
            --------------------------------------------------------------------
            Wireless Telecommunication
            Services--1.9%
            Far EasTone Telecommunications
              Co., Ltd.                              2,223,000         2,522,699
            --------------------------------------------------------------------
            Total Common Stocks in Taiwan                              2,652,322
            ====================================================================
            Total Common Stocks in the
            Pacific Basin/Asia--26.0%                                 33,124,113
            ====================================================================
            Total Common Stocks
            (Cost--$101,674,146)--98.2%                              124,914,174
================================================================================

                            Short-Term              Beneficial
                            Securities                Interest
================================================================================
            BlackRock Liquidity Series, LLC Cash
              Sweep Series I, 5.26% (c)(d)          $1,550,925         1,550,925
            --------------------------------------------------------------------
            Total Short-Term Securities
            (Cost--$1,550,925)--1.2%                                   1,550,925
================================================================================
            Total Investments
            (Cost--$103,225,071*)--99.4%                             126,465,099

            Other Assets Less Liabilities--0.6%                          731,500
                                                                    ------------
            Net Assets--100.0%                                      $127,196,599
                                                                    ============


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006             21

Schedule of Investments (concluded)     BlackRock Master International Portfolio
                                                               (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...................................          $ 103,750,080
                                                                  =============
      Gross unrealized appreciation ....................          $  24,408,406
      Gross unrealized depreciation ....................             (1,693,387)
                                                                  -------------
      Net unrealized appreciation ......................          $  22,715,019
                                                                  =============

(a)   Depositary receipts.
(b)   Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                     Net               Interest
      Affiliate                                   Activity              Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series I                      $1,550,925           $    2,796
      --------------------------------------------------------------------------

(d)   Represents the current yield as of November 30, 2006.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o Forward foreign exchange contracts as of November 30, 2006 were as follows:

      --------------------------------------------------------------------------
      Foreign Currency                       Settlement              Unrealized
      Purchased                                 Date                Appreciation
      --------------------------------------------------------------------------
      GBP 1,011,145                         December 2006               $17,292
      JPY 104,010,980                       December 2006                 3,022
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on
      Forward Foreign Exchange Contracts--Net
      (USD Commitment--$2,866,426)                                      $20,314
      --------------------------------------------------------------------------
      Foreign Currency                       Settlement              Unrealized
      Sold                                      Date                Appreciation
      --------------------------------------------------------------------------
      CAD 2,902,053                         December 2006               $18,915
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on
      Forward Foreign Exchange Contracts--Net
      (USD Commitment--$2,560,086)                                      $18,915
      --------------------------------------------------------------------------

o     Currency Abbreviations:

      CAD   Canadian Dollar
      GBP   British Pound
      JPY   Japanese Yen
      USD   U.S. Dollar

      See Notes to Financial Statements.


22      BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

Statement of Assets and Liabilities     BlackRock Master International Portfolio

As of November 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Investments in unaffiliated securities, at value (identified cost--$101,674,146) .....                     $ 124,914,174
           Investments in affiliated securities, at value (identified cost--$1,550,925) .........                         1,550,925
           Unrealized appreciation on forward foreign exchange contracts ........................                            39,229
           Foreign cash (cost--$158,675) ........................................................                           158,767
           Receivables:
              Securities sold ...................................................................    $   3,285,508
              Dividends .........................................................................          497,840
              Contributions .....................................................................          259,713        4,043,061
                                                                                                     -------------
           Prepaid expenses and other assets ....................................................                             1,798
                                                                                                                      -------------
           Total assets .........................................................................                       130,707,954
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
           Payables:
              Securities purchased ..............................................................        3,036,478
              Withdrawals .......................................................................          324,642
              Investment adviser ................................................................           77,407
              Other affiliates ..................................................................            1,060        3,439,587
                                                                                                     -------------
           Accrued expenses and other liabilities ...............................................                            71,768
                                                                                                                      -------------
           Total liabilities ....................................................................                         3,511,355
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets ...........................................................................                     $ 127,196,599
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
           Investor's capital ...................................................................                     $ 103,937,095
           Unrealized appreciation--net .........................................................                        23,259,504
                                                                                                                      -------------
           Net Assets ...........................................................................                     $ 127,196,599
                                                                                                                      =============

      See Notes to Financial Statements.


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006             23

Statement of Operations                 BlackRock Master International Portfolio

For the Six Months Ended November 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
           Dividends (net of $62,716 foreign withholding tax) ...................................                     $   1,319,610
           Interest from affiliates .............................................................                             2,796
                                                                                                                      -------------
           Total income .........................................................................                         1,322,406
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
           Investment advisory fees .............................................................    $     468,713
           Custodian fees .......................................................................           54,342
           Accounting services ..................................................................           48,860
           Professional fees ....................................................................           14,977
           Trustees' fees and expenses ..........................................................            8,571
           Pricing fees .........................................................................            1,953
           Printing and shareholder reports .....................................................              161
           Other ................................................................................            4,557
                                                                                                     -------------
           Total expenses .......................................................................                           602,134
                                                                                                                      -------------
           Investment income--net ...............................................................                           720,272
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
           Realized gain on:
              Investments--net ..................................................................        4,283,436
              Foreign currency transactions--net ................................................              179        4,283,615
                                                                                                     -------------
           Change in unrealized appreciation on:
              Investments--net ..................................................................        3,079,298
              Foreign currency transactions--net ................................................           (9,698)       3,069,600
                                                                                                     ------------------------------
           Total realized and unrealized gain--net ..............................................                         7,353,215
                                                                                                                      -------------
           Net Increase in Net Assets Resulting from Operations .................................                     $   8,073,487
                                                                                                                      =============

      See Notes to Financial Statements.


24      BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

Statements of Changes in Net Assets     BlackRock Master International Portfolio

                                                                                                      For the Six        For the
                                                                                                      Months Ended      Year Ended
                                                                                                      November 30,       May 31,
Increase (Decrease) in Net Assets:                                                                        2006             2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income--net ...............................................................    $     720,272    $   1,883,052
           Realized gain--net ...................................................................        4,283,615       29,736,224
           Change in unrealized appreciation/depreciation--net ..................................        3,069,600       (2,790,764)
                                                                                                     ------------------------------
           Net increase in net assets resulting from operations .................................        8,073,487       28,828,512
                                                                                                     ------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
           Proceeds from contributions ..........................................................       23,739,168       28,221,049
           Fair value of withdrawals ............................................................      (34,090,971)     (49,975,260)
                                                                                                     ------------------------------
           Net decrease in net assets derived from capital transactions .........................      (10,351,803)     (21,754,211)
                                                                                                     ------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Total increase (decrease) in net assets ..............................................       (2,278,316)       7,074,301
           Beginning of period ..................................................................      129,474,915      122,400,614
                                                                                                     ------------------------------
           End of period ........................................................................    $ 127,196,599    $ 129,474,915
                                                                                                     ==============================

      See Notes to Financial Statements.

Financial Highlights                    BlackRock Master International Portfolio

                                                       For the Six                       For the Year Ended
                                                       Months Ended                            May 31,
The following ratios have been derived from            November 30,  -------------------------------------------------------------
information provided in the financial statements.         2006         2006         2005         2004         2003          2002
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
           Total investment return ................        6.74%+       25.58%       14.08%       21.12%      (11.64%)       (9.27%)
                                                       ===========================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
           Expenses ...............................         .96%*         .98%         .95%         .94%         .97%          .94%
                                                       ===========================================================================
           Investment income--net .................        1.15%*        1.48%        1.51%        1.60%        1.48%          .92%
                                                       ===========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of period (in thousands)    $127,197      $129,475     $122,401     $146,726     $151,972      $229,126
                                                       ===========================================================================
           Portfolio turnover .....................       51.79%        96.05%       48.76%       73.55%      132.93%       140.65%
                                                       ===========================================================================

*     Annualized.
+     Aggregate total investment return.

      See Notes to Financial Statements.


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006             25

Notes to Financial Statements           BlackRock Master International Portfolio

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Master International Portfolio (the "ML Fund") and Mercury Master Trust, which the ML Fund is part of, were renamed BlackRock Master International Portfolio (the "Portfolio") and BlackRock Master Trust (the "Trust"), respectively. The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities held by the Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are


26      BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

                                        BlackRock Master International Portfolio

      contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Portfolio is considered as a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006             27

                                        BlackRock Master International Portfolio

collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Portfolio's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Portfolio's financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On September 15, 2006, shareholders of the investor in the Portfolio approved a new Investment Advisory Agreement for the Trust with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIMIL was the Trust's investment adviser. Effective September 29, 2006, MLIMIL was renamed BlackRock Investment Management International Limited ("BIMIL") and is an indirect, wholly owned subsidiary of BlackRock, Inc.

The Manager is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the following annual rates: .75% of the Portfolio's average daily net assets not exceeding $500 million and .70% of average daily net assets in excess of $500 million. In addition, the Manager has entered into a Sub-Advisory Agreement with BIMIL, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a percentage of the management fee paid by the Portfolio to the Manager. Prior to September 29, 2006, MLIMIL had a Sub-Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Manager, or its affiliates. Pursuant to that order, the Portfolio has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.


28      BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

Notes to Financial Statements (concluded)
                                        BlackRock Master International Portfolio

In addition, MLPF&S received $16,844 in commissions on the execution of portfolio security transactions for the Portfolio for the six months ended November 30, 2006.

For the six months ended November 30, 2006, the Portfolio reimbursed FAM and the Manager $904 and $451, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of MLIM, PSI, MLIMIL, FAM, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2006 were $65,086,224 and $76,965,020, respectively.

4. Commitments:

At November 30, 2006, the Portfolio had entered into foreign exchange contracts under which it had agreed to sell a foreign currency with an approximate value of $744,000.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates (or FAM and MLIMIL and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended November 30, 2006. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms.


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006             29

Disclosure of Investment Advisory Agreement

BlackRock Investment Advisory Agreement -- Matters Considered by each Board

The following disclosure appeared in the May 31, 2006 Annual Report of the Fund and the Portfolio and is the discussion referred to in "New BlackRock Sub-Advisory Agreement -- Matters Considered by Each Board" below.

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Directors of the Fund and the Board of Trustees of Mercury Master Trust considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust on behalf of its series, Merrill Lynch Master International Portfolio, and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the shareholders of the Fund and Trust, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Boards discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Boards, including the independent directors/trustees, approved the New Investment Advisory Agreement at a meeting held on May 10, 2006.

To assist each Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meetings. In addition, the independent directors/trustees consulted with their counsel and counsel for the Fund and Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At each Board meeting, the directors/trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors/ trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with each Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund and Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of each Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;


30      BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund or Trust shareholders;

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's/Trust's total advisory and administrative fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that within the past year each Board performed a full annual review of the investment advisory agreement currently in effect for the Fund/Trust (the "Current Investment Advisory Agreement") as required by the 1940 Act, and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund/Trust; and that the advisory and/or management fees paid by the Fund/Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the directors/trustees have considered relevant in the exercise of their reasonable judgment (each Board had most recently performed a full annual review of the Current Investment Advisory Agreement in November
      2005); and

o that Merrill Lynch agreed to pay all expenses of the Fund and Trust in connection with each Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result neither the Fund nor Trust would bear costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006             31
oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and Trust; (b) Fund and Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and Trust's investment objectives, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, each Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund and the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Trust portfolio holdings, allocation of Trust brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Trust.

In its deliberations, each Board considered information received in connection with its most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with its evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors/ trustees did not identify any particular information that was all-important or controlling, and each director/trustee attributed different weights to the various factors. Each Board, including a majority of the Board's independent directors/trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the New Investment Advisory Agreement should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided -- Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Fund and Trust, but also considered certain areas in which both the Investment Adviser and the Fund/Trust receive services as part of the Merrill Lynch complex. Each Board compared the performance of the Fund -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund or Trust.

Each Board was given information with respect to the potential benefits to the Fund and Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.


32      BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors/trustees determined that the nature and quality of services to be provided to the Fund/Trust under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Trust's Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund/Trust under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in the Fund's Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund/Trust. Each Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided and the fact that the New Investment Advisory Agreement and administration agreement are substantially similar to the Current Investment Advisory Agreement and administration agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund and Trust.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and Trust. Each Board noted that the Board expects to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and Trust to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund and Trust appropriately participated in these economies of scale.


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006             33

Disclosure of Investment Advisory Agreement (concluded)

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement and administration agreement are substantially similar to the Current Investment Advisory Agreement and administration agreement in all material respects, including the rate of compensation, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory and administrative fees would be no higher than the fees under the Current Investment Advisory Agreement. Each Board noted that in conjunction with the Board's most recent deliberations concerning the Current Investment Advisory Agreement, the Board had determined that the total fees for advisory and administrative services for the Fund and Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that, because the rates for advisory and administrative fees for the Fund/Trust would be no higher than current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors/trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Trust's portfolio transaction brokerage commissions. The directors also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. Each Board noted that any benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance -- Each Board considered investment performance for the Fund and Trust. Each Board compared the performance of the Fund and Trust -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Board believed the Fund's and Trust's performance was satisfactory. Also, each Board took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund and Trust.

Conclusion -- After the independent directors of the Fund and independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


34      BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

Contingent BlackRock Sub-Advisory Agreement -- Matters Considered by each Board

At the telephonic and in-person meetings held during April and May 2006 at which the Boards discussed and approved the New Investment Advisory Agreement, the Trust's Board, including the independent trustees, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Trust operates with efficient portfolio management services until the closing of the Transaction, in the event that each Board deems it necessary and in the best interests of the Fund and Trust and their shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Trust during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of each Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund or Trust expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval, each Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. Each Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Trust operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, each Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Fund and Trust, and the BlackRock Sub-Adviser would provide advisory services to the Trust under the Contingent Sub-Advisory Agreement. Each Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund and Trust would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Trust to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006             35

Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreement -- Matters Considered by Each Board

At an in-person meeting held on August 24-25, 2006, the Board of the Fund and the Board of the Trust, including the independent directors/trustees, discussed and approved the sub-advisory agreement between BlackRock Advisors and its affiliate, BlackRock Investment Management International Limited (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 74% of the advisory fee received by BlackRock Advisors from the Portfolio. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund or Portfolio expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Boards reviewed their considerations in connection with their approval of the New Investment Advisory Agreement in May 2006. The Boards relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Boards noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and the Trust and for the oversight of the Fund's and the Trust's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Trust and is responsible for the day-to-day management of the Fund's/Portfolio's portfolio. The Boards also took into account the fact that there is no increase in total advisory fees paid by the Fund or the Portfolio as a result of the BlackRock Sub-Advisory Agreement. Based on their considerations, the Boards concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 74% of the advisory fee paid by the Trust to BlackRock Advisors.

After the independent directors/trustees deliberated in executive session, the entire Board of the Fund and the entire Board of the Trust, including the independent directors/trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.


36      BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)    Select eDelivery under the More Information section

3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006             37

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors/Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


38      BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


        BLACKROCK INTERNATIONAL FUND            NOVEMBER 30, 2006             39

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

BlackRock International Fund
Of BlackRock Series, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #INTL-11/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master Trust


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master Trust

Date: January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master Trust

Date: January 29, 2007


By: /s/ Donald C. Burke
    --------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master Trust

Date: January 29, 2007